SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 27, 2005


                              Moldflow Corporation
                              --------------------
               (Exact name of registrant as specified in charter)


           Delaware                 000-30027                04-3406763
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission             (IRS employer
       of incorporation)           file number)          identification no.)


                     430 Boston Post Road, Wayland, MA 01778
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 358-5848


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

On January 27, 2005, Moldflow Corporation issued a press release regarding the quarter ended December 25, 2004. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated January 27,
               2005.





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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MOLDFLOW CORPORATION



Date: January 27, 2005                    By: /s/ Suzanne E. MacCormack
                                              -------------------------
                                          Name: Suzanne E. MacCormack
                                          Title: Executive Vice President and
                                                 Chief Financial Officer





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


                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1       Press Release issued by Moldflow Corporation dated January 27, 2005.





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